Legal proceedings	12 Months Ended
Jan. 31, 2019
Legal proceedings [abstract]
Legal proceedings
30.	Legal proceedings

On May 1, 2019, the Company received notice of a complaint filed on April 29, 2019 by two current owners of Proudest Monkey Holdings, LLC, the former sole member of EFF, alleging contract, employment, and statutory claims with an amount in controversy of $1,837,500 against the Company, its wholly-owned subsidiaries 320204 US Holdings Corp, EFF, Phantom Brands LLC, three Directors, two Officers, and one former employee. The Company wholly denies the allegations and claims of wrongdoing made in the lawsuit and intends to both defend and counterclaim through the lawsuit. Given that this legal proceeding is in a premature stage and the Company expects to prevail, no provision is recorded.